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                                                                    EXHIBIT 10.1

                                5,000,000 SHARES

                              SL GREEN REALTY CORP.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                   July 19, 2001

Salomon Smith Barney Inc.
388 Greenwich Street, 32nd Floor
New York, New York 10013

Dear Sirs:

            SL Green Realty Corp., a Maryland corporation (the "COMPANY"), which qualifies for federal income tax purposes as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"), SL Green Operating Partnership, L.P., a Delaware limited partnership and the sole general partner of which is the Company (the "OPERATING PARTNERSHIP"), SL Green Management LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership (the "MANAGEMENT LLC" and collectively with the Company and the Operating Partnership, the "TRANSACTION ENTITIES") each wish to confirm as follows its agreement with Salomon Smith Barney Inc. (the "UNDERWRITER"), with respect to the sale by the Company and the purchase by the Underwriter (the "OFFERING"), of an aggregate of 5,000,000 shares for an aggregate purchase price of $149,000,000 ($29.80 per share) (the "SHARES") of the Company's common stock, par value $.01 per share (the "COMMON SHARES").

            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Prospectus (as hereinafter defined).

            The Transaction Entities understand that the Underwriter proposes to make a public offering of the Shares as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

            1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRANSACTION ENTITIES. Each of the Transaction Entities, jointly and severally, represents, warrants and agrees that, as of the date hereof and as of each Delivery Date (as hereinafter defined):

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (File No. 333-68493), including a prospectus, relating to, among other securities, the Shares and the offering thereof from time to time in accordance with Rule 415 under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"). Such registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the offering of the Shares and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form first filed after the Effective Time (as defined below) pursuant to Rule 424, is herein referred to as the "PROSPECTUS SUPPLEMENT." Such registration statement, as amended at the Effective Time, including the exhibits and schedules thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-3, is herein called the "REGISTRATION STATEMENT," and the


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      basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "PROSPECTUS," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "PROSPECTUS" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), that are incorporated by reference therein. As used herein, "EFFECTIVE TIME" means the date and the time as of which the aforementioned registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS SUPPLEMENT" means each Prospectus Supplement included in a registration statement, or amendments thereof, after the Registration Statement became effective under the Securities Act but containing a "Subject to Completion" legend comparable to that contained in paragraph 10 of Item 501 under Regulation S-K of the Securities Act Regulations (as defined below).

                  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, at or prior to the date of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, after the date of this Agreement.

                  The term "SUBSIDIARY" means a corporation or a partnership a majority of the outstanding voting stock, partnership or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company, the Operating Partnership, or by one or more other Subsidiaries of the Company or the Operating Partnership. Carlyle/SL Green 1250 Broadway LLC, SLG 100 Park LLC, MSSG Realty Partners I, LLC, MSSG Realty Partners II, LLC, MSSG Realty Partners III, LLC, eMerge.NYC LLC and One Park JV LLC are each a "JOINT VENTURE ENTITY", and together, the "JOINT VENTURE ENTITIES."

                  (b) (i) The Company meets the requirements for use of Form S-3 under the Securities Act and, as of the applicable Effective Time of the Registration Statement and any amendment thereto, as of the applicable filing date of the Prospectus Supplement and any amendments thereto and as of each Delivery Date, and (ii) the Registration Statement, and amendments thereto, complied and will comply with the


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      requirements of the Securities Act and the rules and regulations (the
      "SECURITIES ACT REGULATIONS") of the Commission thereunder.

                  (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration or any Prospectus Supplement will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations and do not and will not, as of the applicable Effective Time (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any supplement thereto) and as of the Delivery Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; PROVIDED, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to the Company through the Underwriter specifically for inclusion therein.

                  (d) The documents incorporated by reference or deemed to be incorporated in the Prospectus or Prospectus Supplement pursuant to Item 12 of the Registration Statement on Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder (the "EXCHANGE ACT REGULATIONS") and, when read together and with the other information in the Prospectus, as of the applicable Effective Times of the Registration Statement and any amendment thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction.

                  (f) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the business, prospects, operations, management, consolidated financial position, net worth, stockholders' equity or results of operations of the Transaction Entities considered as one enterprise or on the use or value of the Properties as a whole (as hereinafter defined) (collectively, a "MATERIAL ADVERSE EFFECT"), and has all power and authority necessary to own or hold its properties and other assets, to conduct the business


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      in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents (as hereinafter defined) to which it is a party.

                  (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued Common Shares (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and not in violation of the preemptive or other similar rights of any security holder of the Company, and conform to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, (i) no Common Shares are reserved for any purpose, (ii) except for the equity interests in the Operating Partnership ("UNITS"), there are no outstanding securities convertible into or exchangeable for any Common Shares, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company.

                  (h) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents (as hereinafter defined) to which it is a party. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership, as amended (the "OPERATING PARTNERSHIP AGREEMENT") is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus.

                  (i) All issued and outstanding Units have been duly authorized and validly issued and have been offered and sold or exchanged in compliance in all material respects with all applicable laws (including, without limitation, federal or state securities laws). Except as disclosed in the Prospectus, no Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Units or other securities of the Operating Partnership. The terms of the Units conform in all material respects to statements and descriptions related thereto contained in the Prospectus.

                  (j) The Operating Partnership is the only Subsidiary that is a "SIGNIFICANT SUBSIDIARY" of the Company (as such term is defined in Rule 1-02 of Regulation S-X). The only Subsidiaries of the Company are (a) the Subsidiaries listed in Exhibit 21 to the Registration Statement and (b) certain other Subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "SIGNIFICANT SUBSIDIARY" as defined in Rule 1-02 of Regulation S-X.

                  (k) The Company has been informed that S.L. Green Management Corp., a New York corporation (the "SERVICE CORPORATION"), has been dissolved by proclamation in New York for non-payment of taxes. The Company believes that the


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      Service Corporation has paid all taxes due in New York. The Company will use its best efforts to reinstate the good standing of the Service Corporation in New York as promptly as practicable.

                  (l) The Management LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the other Operative Documents (as hereinafter defined) to which it is a party. All of the issued and outstanding membership interests of the Management LLC have been duly authorized and validly issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws), and 100% of the membership interests are owned by the Operating Partnership free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No membership interests of the Management LLC are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any membership interests of the Management LLC and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for membership interests or any other securities of the Management LLC.

                  (m)   Intentionally omitted.

                  (n)   Intentionally omitted.

                  (o) The Shares have been duly and validly authorized for issuance and sale to the Underwriter and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Shares in accordance herewith, the Underwriter will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities. The terms of the Common Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Common Shares will, at the Delivery Date, be in due and proper form and will comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights.

                  (p) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by the Underwriter, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (B) each of the Operating Partnership Agreement and the members agreement of the Management LLC has been duly and validly authorized,


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      executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (C) each of the agreements by and between the Management LLC and the Company (the "MANAGEMENT AGREEMENTS") has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (D) each of the members agreements of the Joint Venture Entities (the "JOINT VENTURE AGREEMENTS") has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (E) the employment and noncompetition agreements (the "EMPLOYMENT AGREEMENTS") between the Company and each of Stephen L. Green, Marc Holliday, Michael Reid, Andrew Levine, Gerard Nocera and Thomas Wirth (the "EXECUTIVE OFFICERS") have been duly and validly authorized, executed and delivered by the parties thereto and are each a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; and (F) the lockup agreements by each of the Executive Officers and a certain director (the "LOCK-UP AGREEMENTS") described in Section 5(j) below have been duly and validly authorized, executed and delivered by such parties and are each a valid and binding agreement of such parties, enforceable against such parties in accordance with their terms except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law. This Agreement, the Operating Partnership Agreement, the Employment Agreements and the Lock-Up Agreements are sometimes herein collectively called the "OPERATIVE DOCUMENTS."

                  (q) The Company is the sole owner and holder of the mezzanine loans described on SCHEDULE 1 hereto (the "LOANS"), and has not sold, assigned, hypothecated or otherwise encumbered such Loans, except as set forth on such Schedule 1. Each of the related notes and other loan documents executed in connection with the Loans is in full force and effect and constitute the legal, valid and binding obligation of the maker thereof. There is no offset, defense, counterclaim or right to rescission with respect to any of the notes or any of the other loan documents. The
      (A) the outstanding principal balance of the Loans, (B) the aggregate amount of accrued and unpaid interest due under


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      the Loans, and (C) the aggregate amount of late charges, penalties and default interest due under the Loans, as of the date hereof, is as set forth on SCHEDULE 1 hereto. The Company has neither given or received a written notice of default under any of the notes or the other loan documents, and to the Company's knowledge, no event exists which, with the giving of notice or the passing of time, or both, would constitute an event of default thereunder. As of the date hereof, no prepayments have been made on the notes. There is no pending or, to the Company's knowledge, threatened litigation or like proceeding, that would have an adverse effect or impair or otherwise limit any makers' obligations under its respective loan documents or the enforcement thereof or have an adverse effect on the collateral securing the Loans.

                  (r) The execution, delivery and performance of each Operative Document by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute (with or without the giving of notice or the passage of time, or both) a default (or give rise to any right of termination, redemption, repurchase, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties (as hereinafter defined) or other assets of any of the Transaction Entities is subject, nor will such actions result in any violation of any of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership or other organizational document of any of the Transaction Entities or Joint Venture Entities, or any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets, except for any such breach or violation that would not have a Material Adverse Effect; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the New York Stock Exchange, Inc. ("NYSE"), or by the National Association of Securities Dealers, Inc. ("NASD"), and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Transaction Entities and the consummation of the transactions contemplated hereby and thereby.

                  (s) Except as disclosed in the Prospectus and except with respect to that certain Amended and Restated Registration Rights Agreement by and among Morgan Stanley Real Estate Fund III, L.P., MSREF III Special Fund, L.P., MSP Real Estate Fund, L.P., Morgan Stanley Real Estate Investors III, L.P. and the Company, effective July 28, 1999 (the "MORGAN STANLEY REGISTRATION RIGHTS AGREEMENT"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being


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      registered pursuant to any other registration statement filed by the
      Company under the Securities Act.

                  (t) Except as described in the Prospectus, no Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, that would be required to be integrated with the sale of the Shares.

                  (u) Except as would not have a Material Adverse Effect, none of the Company or any of its Subsidiaries, any Joint Venture Entity or any of the Properties (as hereinafter defined) has sustained, since the date of the latest financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and, since the date of the latest financial statements included in the Prospectus, there has not been any change in the capital stock or long-term debt of any of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting any of the Properties or the business, prospects, operations, management, financial position, net worth, stockholders' equity or results of operations of the Transaction Entities considered as one enterprise or use or value of the Properties as a whole, other than as set forth or contemplated in the Prospectus.

                  (v) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition, the results of operations, the statements of cash flows and the statements of stockholders' equity and other information purported to be shown thereby of the Company and its consolidated Subsidiaries, at the dates and for the periods indicated, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the financial statements so set forth in the Prospectus and other financial information. Pro forma financial information included in the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Regulations with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified. No other financial statements (or schedules) of the Company, or any predecessor of the Company, are required by the Securities Act to be included in the Registration Statement or the Prospectus. The other financial statistical information and data included in, or incorporated by reference in, the Prospectus or Prospectus Supplement, historical and PRO FORMA, have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor).


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                  (w) Ernst & Young LLP, who have certified certain financial statements of the Company, whose reports appear in the Prospectus and who have delivered the initial letter referred to in Section 7(f) hereof, are, and during the periods covered by such reports were, independent public accountants as required by the Securities Act and the Securities Act Regulations.

                  (x) (A) The Operating Partnership, directly or indirectly, or any Joint Venture Entity in which any of the Company or the Operating Partnership, directly or indirectly, owns an interest, as the case may be, has good and marketable title to each of the interests in the Properties and the other assets described in the Prospectus as being directly or indirectly owned by the Operating Partnership or the applicable Joint Venture Entity, respectively, (the "PROPERTIES"), in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or those which would not have a Material Adverse Effect; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity or Joint Venture Entity which are required to be disclosed in the Prospectus are disclosed therein; (C) except as otherwise described in the Prospectus, neither any Transaction Entity or Joint Venture Entity nor any tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, and no Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements except with respect to (i) and (ii) immediately above any such default that would not have a Material Adverse Effect; (D) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; (E) to the knowledge of the Company, each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a Material Adverse Effect; and
      (F) no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties.

                  (y) The mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

                  (z) The Operating Partnership, directly or indirectly, has obtained title insurance on the fee interests in each of the Properties, in an amount at least equal to the greater of (a) the mortgage indebtedness of each such Property or (b) the purchase price of each such Property.

                  (aa) Except as disclosed in the Prospectus: (A) to the knowledge of the Transaction Entities, after due inquiry, the operations of the Transaction Entities, the Joint Venture Entities and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the

      Transaction Entities, after due inquiry, none of the Transaction Entities, any Joint Venture Entity or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Transaction Entities or any Joint Venture Entity has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) none of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

                  As used herein, "HAZARDOUS SUBSTANCE" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. ss. 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "ENVIRONMENT" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "ENVIRONMENTAL LAW" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 ET SEQ.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ss. 6901, ET seq.), the Clean Air Act, as amended (42 U.S.C. ss. 7401, ET SEQ.), the Clean Water Act, as amended (33 U.S.C. ss. 1251, ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601, ET SEQ.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. ss. 651, ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss. 1801, ET SEQ.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environments or of human health from environmental effects; "GOVERNMENTAL AUTHORITY" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "LIEN" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "RELEASE" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

                  None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Company or any of its Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

                  (bb) Except as described or referred to in the Registration Statement, the Company, the Subsidiaries and the Joint Venture Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and covering such risks as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any other Transaction Entity has any reason to believe that it, any Subsidiary of the Company or any Joint Venture Entity will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                  (cc) Each of the Company, the Subsidiaries and the Joint Venture Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

                  (dd) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which any of the Company, its Subsidiaries or any Joint Venture Entity is a party or of which any property or assets of any of the Company, its Subsidiaries or any Joint Venture Entity is the subject which, if determined adversely to such entities, might have a Material Adverse Effect; and to the knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (ee) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Securities Act Regulations. Neither the Company, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any agreement listed in the exhibits to the Registration Statement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected which default or event would have a Material Adverse Effect.

                  (ff) No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities, their Subsidiaries or any Joint Venture Entity on the other hand, which is required to be described in the Prospectus which is not so described.

                  (gg) No labor disturbance by the employees of any Transaction Entity, their Subsidiaries or any Joint Venture Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a Material Adverse Effect.

                  (hh) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "REPORTABLE EVENT" (as defined in ERISA) has occurred with respect to any "PENSION PLAN" (as defined in ERISA) for which any Transaction Entity would have any liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which any Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (ii) Except as noted in Section 1(k) above, each of the Transaction Entities, their Subsidiaries or any Joint Venture Entity has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon or otherwise due and payable, and no tax deficiency has been determined adversely to any of the Transaction Entities, their Subsidiaries or any Joint Venture Entity which has had (nor does any Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a Material Adverse Effect.

                  (jj) At all times since August 14, 1997, the Company, the Operating Partnership, the Management LLC and the Service Corporation have been and upon the sale of Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust ("REIT") under the Code and the proposed method of operation of the Company, the Operating Partnership, the Management LLC and the Service Corporation as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost.

                  (kk) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, (i) no Transaction Entity has (a) issued or granted any securities, (b) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (c) entered into any transaction not in the ordinary course of business or (d) declared or paid any dividend on its capital stock; and (ii) there has been no Material Adverse Effect.

                  (ll) Each Transaction Entity (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (mm) None of the Company, its Subsidiaries or any Joint Venture Entity (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default (or give rise to any right of termination, redemption, repurchase, cancellation or acceleration), in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject, except for any such default which would not have a Material Adverse Effect or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business except for any such violation which would not have a Material Adverse Effect.

                  (nn) None of the Company, its Subsidiaries or any Joint Venture Entity, nor any director, officer, agent, employee or other person associated with or acting on behalf of such entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (oo) Neither the Company nor the Operating Partnership is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  (pp)  Intentionally omitted.

                  (qq) Other than this Agreement and as set forth in the Prospectus under the heading "Underwriting," there are no contracts, agreements or understandings between any Transaction Entity and any person that would give rise to a valid claim against any Transaction Entity or the Underwriter for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

                  (rr) The Company intends to apply the net proceeds from the sale of the Shares being sold by the Company in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds."

                  (ss)  Intentionally omitted.

                  (tt)  Intentionally omitted.

                  (uu) Each of the Company, its Subsidiaries and the Joint Venture Entities possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where failure to possess any such Governmental Licenses would not result in a Material Adverse Effect; the Company, its Subsidiaries and the Joint Venture Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and none of the Company, its Subsidiaries and the Joint Venture Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (vv) None of the Transaction Entities, nor any of their respective trustees, directors, officers, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            2. PURCHASE OF THE SHARES BY THE UNDERWRITER. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 5,000,000 Shares to the Underwriter and the Underwriter agrees to purchase 5,000,000 Shares at a purchase price of $29.80 per Share.

            The Company shall not be obligated to deliver any of the Shares to be delivered on the Delivery Date except upon payment for all the Shares to be purchased on the Delivery Date as provided herein.

            3.    OFFERING OF SHARES BY THE UNDERWRITER.

            Upon authorization by the Underwriter of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

            4.    DELIVERY OF AND PAYMENT FOR THE SHARES.

                  (a) Delivery of and payment for the Shares shall be made at the office of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, or at such other date or place as shall be determined by agreement between the Underwriter and the Company, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on the fourth full business day if the Agreement is executed after the daily closing time of the New York Stock Exchange. This date and time are sometimes referred to as the "DELIVERY DATE." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Shares to the Underwriter for the account of the Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Shares, the Company shall make the certificates representing the Shares available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                  (b)   Intentionally omitted.

                  (c)   Intentionally omitted.

            5.    FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

                  (a) To prepare the Prospectus Supplement in a form approved by the Underwriter and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus Supplement or the Prospectus Supplement or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including consents and exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus Supplement, the Prospectus Supplement and any amended or supplemented Prospectus Supplement; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Preliminary Prospectus Supplement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Preliminary Prospectus Supplement or the Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Preliminary Prospectus Supplement or the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Preliminary Prospectus Supplement or the Prospectus which will correct such statement or omission or effect such compliance. The aforementioned documents furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus Supplement or any supplement to the Prospectus Supplement that may, in the judgment of the Underwriter or Counsel to the Underwriter, be required by the Securities Act or the Exchange Act or requested by the Commission;

                  (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus pursuant to Rule 424 of the Securities Act Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;

                  (f) The Company will make generally available to its security holders as soon as practicable but no later than 60 days after the close of the period covered thereby an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations), which need not be certified by independent certified public accountants unless required by the Securities Act or the Securities Act Regulations, covering a twelve-month period commencing after the "effective date" (as defined in said Rule 158) of the Registration Statement;

                  (g) The Company will furnish to the Underwriter, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act or the respective applicable rules and regulations of the Commission thereunder;

                  (h) For a period of five years following the Effective Date, to furnish to the Underwriter copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (i) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares by the Underwriters;

                  (j) For a period of 30 days from the date of the Prospectus, the Company and the Operating Partnership will not, directly or indirectly, (1) offer for sale, sell, contract to sell, pledge, hedge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), directly or indirectly, any Common Shares, Units or securities convertible into or exercisable or exchangeable for Common Shares or Units (other than the Shares, shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof and except in connection with the acquisition of real property or interests therein, including mortgage or leasehold interests or in conjunction with any joint venture transaction to which the Company or an affiliate of the Company is or becomes a party), or sell or grant options, rights or warrants with respect to any Common Shares, Units or securities convertible into or exercisable or exchangeable for Common Shares or Units (except pursuant to customary compensation arrangements and employee benefit plans), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (3) publicly disclose an intention to make any such offer, sale, pledge, hedge, swap or other transaction, in each case without the prior written consent of the Underwriter; and to cause each Executive Officer and a certain director to furnish to the Underwriter, prior to the Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriter, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), directly or indirectly, any Common Shares including, without limitation, Common Shares that may be deemed to be beneficially owned by such party in accordance with the Securities Act Regulations and Common Shares that may be issued upon exercise of any option or warrant or securities convertible into or exchangeable for Common Shares owned by such party on the date the letter is completed or
      (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case for a period of 30 days from the date of the Prospectus Supplement, without the prior written consent of the Underwriter;

                  (k) To use its best efforts to effect the listing of the Shares, and to maintain the listing of the Common Shares, on the NYSE;

                  (l) To take such steps as shall be necessary to ensure that neither the Company nor the Operating Partnership shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

                  (m) The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code; and

                  (n) Intentionally omitted.

                  (o) Except for the authorization of actions permitted to be taken by the Underwriter as contemplated herein or in the Prospectus, neither the Company nor the Operating Partnership will (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and (b) until the Delivery Date, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            6. EXPENSES. The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus Supplement, the Prospectus Supplement and any amendment or supplement to the Prospectus Supplement and any document incorporated by reference therein, all as provided in this Agreement;
(d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (f) the filing fees, if any, incident to securing any required review by the NASD of the terms of sale of the Shares; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriter); (j) all costs and expenses of the Underwriter, including the reasonable fees and disbursements of counsel for the Underwriter, incident to the offer and sale of the Common Shares by the Underwriter to employees and persons having business relationships with the Company and its Subsidiaries, as described in Section 4; (k) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; (l) the costs and charges of any transfer agent and registrar; (m) any expenses incurred by the Company in connection with a "road show" presentation to potential investors; and (n) the fees and disbursements of the Company's counsel and accountants; PROVIDED that, except as provided in this Section 6 and in Section 12 the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Shares which it may sell and the expenses of advertising any offering of the Shares made by the Underwriter.

            7. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Transaction Entities contained herein, to the performance by each Transaction Entity and of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rule 424 under the Securities Act Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Transaction Entities, or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter.

                  (b) Subsequent to the Effective Date of this Agreement, there shall not have occurred (i) any Material Adverse Effect, or (ii) any event or development relating to or involving the Company, its Subsidiaries, any Joint Venture Entity, or any partner, officer, director or trustee thereof, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Shares.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Sidley Austin Brown & Wood LLP shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

                              (i) The Company has been duly formed and is
            validly existing as a corporation in good standing under the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties or other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party.

                              (ii) All of the issued Common Shares (other than
            the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) and conform to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, to such counsel's knowledge, no Common Shares are reserved for any purpose and except for the Units, there are no outstanding securities convertible into or exchangeable for any Common Shares, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company.

                              (iii) The Operating Partnership has been duly
            formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. The Company is the sole general partner of the Operating Partnership. The Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus.

                              (iv) The Management LLC has been duly formed and
            is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party. All of the issued and outstanding membership interests of the Management LLC have been duly authorized and validly issued, and 100% of the membership interest is owned by the Operating Partnership. To such counsel's knowledge, no membership interests of the Management LLC are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any membership interests of the Management LLC and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for membership interests or any other securities of the Management LLC.

                              (v)   Intentionally omitted.

                              (vi) The Shares have been duly and validly
            authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. The terms of the Common Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificate to be used to evidence the Common Shares is in due and proper form and comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights arising under the Articles of Incorporation or by-laws of the Company, the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or to such counsel's knowledge, otherwise.

                              (vii) All issued and outstanding Units have been
            duly authorized and validly issued. Except as set forth in the Prospectus, to such counsel's knowledge, no Units are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units or other securities of the Operating Partnership. The terms of the Units conform in all material respects to the statements and descriptions related thereto contained in the Prospectus.

                              (viii)(A) This Agreement has been duly and validly
            authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by the Underwriter, is a valid and binding agreement of each of the Transaction Entities, enforceable against such parties in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (B) the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by each Transaction Entity which is a party thereto and is a valid and binding agreement, enforceable against such Transaction Entity in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principals of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; and (C) the Employment Agreements have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements, enforceable against the Company in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

                              (ix) The execution, delivery and performance of
            each Operative Document by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby will not (as of the date of such opinion) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any of the terms, conditions or provisions of, any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject and which has been listed as an exhibit to the Registration Statement, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership, or other organizational documents of any of the Transaction Entities, or any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Properties or the Transaction Entities or any of their properties or assets, except, in each case, for any such breach, violation or default that would not have a Material Adverse Effect; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the NYSE or the NASD and applicable state securities or real estate syndication laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

                              (x) To such counsel's knowledge, other than as set
            forth or referred to in the Prospectus and Registration Statement and except for the Morgan Stanley Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                              (xi) To such counsel's knowledge, other than as
            set forth in the Prospectus, there are no legal or governmental proceedings pending to which any Transaction Entity is a party or of which any property or assets of any Transaction Entity is the subject which, if determined adversely to such Transaction Entity, might reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                              (xii) All descriptions in the Registration
            Statement of contracts and other documents which are filed as exhibits to the Form 10-K for the most recent fiscal year and to the Form 10-Q for the first fiscal quarter of 2001 and to the Current Reports on Form 8-K of the Company filed with the Commission after the filing of the Form 10-K (the "8-Ks") to which the

            Company, the Operating Partnership or any Subsidiary is a party are accurate in all material respects. To the best knowledge of such counsel, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Securities Act Regulations.

                              (xiii) To the best knowledge of such counsel, no
            relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

                              (xiv) To the best knowledge of such counsel and
            other than as described in the Prospectus, no Transaction Entity (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject and which has been filed as an exhibit to the Registration Statement or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business, except, in the case of each of (i), (ii) and (iii) immediately above, any such violation or default that would not have a Material Adverse Effect.

                              (xv) Commencing with its taxable year ended
            December 31, 1997, the Company was organized and has been operated in conformity with the requirements for qualification and taxation as a REIT under the Code and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code and the Operating Partnership is classified as a partnership and not as (a) an association taxable as a corporation or (b) a "publicly traded partnership" taxable as a corporation under Section 7704(a) of the Code.

                              (xvi) Neither the Company nor the Operating
            Partnership is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

                              (xvii) The Shares have been approved for listing
            on the NYSE, subject to official notice of issuance.

                              (xviii) The Registration Statement was declared
            effective under the Securities Act as of the date and time specified in such opinion, the

            Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Securities Act Regulations specified in such opinion on the date specified therein and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                              (xix) The Registration Statement, at the time that
            it became effective, and the Prospectus, as of its date and as of the date hereof (in each case, other than documents incorporated by reference therein and the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which no opinion is rendered), complied as to form, in all material respects, with the applicable requirements of the Securities Act and the Securities Act Regulations.

                              (xx) The documents incorporated by reference in
            the Prospectus (other than the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which no opinion is rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form, in all material respects, with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, as applicable.

                              (xxi) The statements contained in the Prospectus
            under the captions "Description of Common Stock," "Restrictions on Ownership of Capital Stock," and "Material Federal Income Tax Consequences," insofar as those statements are descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations or legal conclusions, constitute a fair summary thereof, and the opinion of such counsel filed as Exhibit 8 to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to it.

      In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the States of Delaware, Maryland and New York; (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of the States of Maryland and Delaware, upon the opinion of other counsel of good standing, PROVIDED that such other counsel is reasonably satisfactory to counsel for the Underwriter and furnishes a copy of its opinion to the Underwriter; (iii) in respect of matters of fact, upon certificates of officers of the Company or its Subsidiaries, PROVIDED that such counsel shall state that it believes that both the Underwriter and it are justified in relying upon such opinions of local counsel. Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated such Delivery Date, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date and as of the date the Company's Annual Report on Form 10-K was filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus as of its date or at the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and may state that such counsel makes no statement with respect to the financial statements and notes thereto and other financial data included in the Registration Statement or the Prospectus.

                  (e) The Underwriter shall have received from Clifford Chance Rogers & Wells LLP, counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) At the time of execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings as contemplated in the Statement on Auditing Standards No. 72.

                  (g) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the "INITIAL LETTER"), the Company shall have furnished to the Underwriter a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriter and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (h) The Company and the Operating Partnership shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its, or its general partner's Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                              (i) The representations, warranties and agreements
            of the Transaction Entities in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and
            (b) have been fulfilled; and

                              (ii) They have carefully examined the Registration
            Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                  (i) The NYSE shall have approved the Shares for listing, subject only to official notice of issuance.

                  (j) On the Delivery Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

                  (k) The Company shall have furnished or caused to be furnished to you such further certificates and documents as the Underwriter or counsel to the Underwriter shall have reasonably requested.

                  (l)   Intentionally omitted.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

            Any certificate or document signed by any officer of the Transaction Entities and delivered to the Underwriter, or to counsel for the Underwriter, shall be deemed a representation and warranty by the Transaction Entities to the Underwriter as to the statements made therein.

            8.    EFFECTIVE DATE OF AGREEMENT.

            This Agreement shall become effective: (i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission.

            9.    Intentionally omitted.

            10.   INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Transaction Entities jointly and severally, shall indemnify and hold harmless the Underwriter, its officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, and shall reimburse the Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(e). The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.

                  (b) The Underwriter shall indemnify and hold harmless each Transaction Entity, its officers and employees, each of its directors, and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus Supplement, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse each Transaction Entity and any such director, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to each Transaction Entity or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
      Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
      Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
      Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the


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

      Transaction Entities on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The Underwriter confirms and each Transaction Entity acknowledges that (i) the statements with respect to the public offering of the Shares by the Underwriter set forth on the cover page of the Prospectus Supplement and (ii) the name of the Underwriter and the number of Shares which it is purchasing and the information contained in the third, tenth and eleventh paragraphs, in each case appearing under the caption "Underwriting" in the Prospectus Supplement are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

            11. TERMINATION. The obligations of the Underwriter hereunder may be terminated by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the following events shall have occurred or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement:

                  (a) (i) Any of the Transaction Entities or any Property shall have sustained, since the date of the latest financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since the date of the latest financial statements included in the Prospectus there shall have been any change in the capital stock or long-term debt of any Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property or the general affairs, management, financial position, stockholders' equity or results of operations of any Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus;

                  (b) Subsequent to the execution and delivery of this Agreement there shall have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus; or

                  (c) The Transaction Entities shall have failed at or prior to such Delivery Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to such Delivery Date.

            12. REIMBURSEMENT OF UNDERWRITER'S EXPENSES. If (a) the Company shall fail to tender the Shares for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any condition specified in Sections 11(a) and (c) hereof required to be fulfilled by the Transaction Entities is not fulfilled, the Transaction Entities will reimburse the Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall pay the full amount thereof to the Underwriter. If this Agreement is terminated pursuant to Section 11(b) by reason of the default of the Underwriter, the Transaction Entities shall not be obligated to reimburse the defaulting Underwriter on account of those expenses.

            13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Salomon Smith Barney Inc., 388 Greenwich Street, 32nd Floor, New York, New York 10013, Attention: Jeff Horowitz.

                  (b) if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the Company, 420 Lexington Avenue, New York, New York 10170, Attention: Marc Holliday and Andrew Levine (Fax: (212) 216-1785).

            14. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Transaction Entities, and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriter contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Transaction Entities, officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            15. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            16. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act Regulations.

            17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

            18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  [Remainder of page intentionally left blank.]



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



            If the foregoing correctly sets forth the agreement between the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    SL GREEN REALTY CORP.


                                    By:    /s/ Michael W. Reid
                                        --------------------------------------
                                        Name:  Michael W. Reid
                                        Title:  Chief Operating Officer

                                    SL GREEN OPERATING PARTNERSHIP, L.P.

                                    By:    SL Green Realty Corp.,
                                           its general partner


                                           By:  /s/ Michael W. Reid
                                              ----------------------------------
                                              Name:  Michael W. Reid
                                              Title:  Chief Operating Officer

                                    SL GREEN MANAGEMENT LLC

                                    By:    SL Green Operating Partnership, L.P.,
                                           its managing member


                                           By:  /s/ Michael W. Reid
                                               -------------------------------
                                              Name:  Michael W. Reid
                                              Title:  Chief Operating Officer

Accepted:

SALOMON SMITH BARNEY INC.



By:  /s/ Jeffrey Horowitz
    --------------------------------
    Name:  Jeffrey Horowitz
    Title:  Managing Director



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